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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


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                        DATE OF REPORT: OCTOBER 31, 1997



                            TEAM AMERICA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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     Ohio                         0-21533                     31-1209872
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(STATE OR OTHER            (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


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                            110 E. Wilson Bridge Road
                             Worthington, Ohio 43085
                                 (614) 848-3995
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On October 31, 1997, TEAM America Corporation, an Ohio corporation ("TEAM America"), TEAM America of Idaho, Inc., an Ohio corporation and a wholly owned subsidiary of TEAM America ("TA Idaho"), and Aspen Consulting Group, Inc., an Idaho corporation ("Aspen"), consummated a merger pursuant to an Agreement and Plan of Merger, dated as of October 20, 1997 (the "Merger Agreement"), whereby TA Idaho would be merged with and into Aspen, effective as of October 31, 1997, with Aspen being the surviving entity as a wholly owned subsidiary of TEAM America (the "Merger"). Under the terms of the Merger Agreement, holders of Aspen common stock (the "Aspen Common Stock") will receive a combination of cash and TEAM America common stock, without par value (the "TEAM America Common Stock"). The total consideration to be paid to Aspen stockholders in the Merger consists of $2,000,000 in cash and 727,273 shares of TEAM America Common Stock.

         The Merger was accomplished through arms-length negotiations between TEAM America's management and Aspen's management. There was no material relationship between Aspen's shareholders and TEAM America or any of TEAM America's affiliates, any of TEAM America's directors or officers, or any associate of any such TEAM America director or officer, prior to this transaction. The Merger was approved by the shareholders of Aspen by unanimous written consent of the shareholders.

         The foregoing information concerning the Merger, insofar as it relates to matters contained in the Merger Agreement, is qualified in its entirety by reference to the Merger Agreement which is attached as an exhibit to this report and incorporated herein by reference. TEAM America's press release issued October 20, 1997 regarding the Merger Agreement is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  It is impracticable for TEAM to provide the required financial statements at the time of filing of this report. TEAM undertakes to file such financial statements as an amendment to this Form 8-K as soon as practicable after the date hereof, but in no event later than sixty (60) days from the date by which this report on Form 8-K is required to be filed.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  It is impracticable for TEAM to provide the required pro forma financial information at the time of filing of this report. TEAM undertakes to file such pro forma financial information as an amendment to this Form 8-K as soon as practicable after the date hereof, but in no event later than sixty (60) days from the date by which this report on Form 8-K is required to be filed.


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         (c)      EXHIBITS.

          Exhibit No.                         Description

               2 Agreement and Plan of Merger, dated as of October 20, 1997, among TEAM America Corporation, TEAM America of Idaho, Inc., and Aspen Consulting Group, Inc.

              99 Press release of TEAM America Corporation issued October 20, 1997, regarding the Merger Agreement.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TEAM AMERICA CORPORATION


Date:  October 31, 1997                     By: /s/ Michael R. Goodrich
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                                                Michael R. Goodrich,
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX


      Exhibit No.                          Description

           2 Agreement and Plan of Merger, dated as of October 20, 1997, among TEAM America Corporation, TEAM America of Idaho, Inc., and Aspen Consulting Group, Inc.

          99 Press release of TEAM America Corporation issued October 20, 1997, regarding the Merger Agreement.

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